UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                           Date of Report June 4, 2002



                         Commission File Number: 0-17597


                            ELITE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                 Texas                              76-0252296
     (State or other Jurisdiction of    (IRS Employer Identification No.)
      incorporation or organization)


                  3340 Peachtree Rd. N.E.
                         Suite 1800
                      Atlanta, Georgia                    30326
          (Address of principal executive offices)     (Zip Code)

                                  404-812-5312
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

On May 17, 2002, Elite Technologies Inc. accepted the resignation of Mr. David Peacos as CFO.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 4, 2002                             ELITE TECHNOLOGIES, INC.

                                 By:/s/ Scott Schuster
                                    -------------------
                                 Name:  Scott Schuster
                                 Title: President and Chief Executive Officer